Exhibit 99(a)

KBW Community Bank Investor Conference July 28-30, 2008 Mike Vea Chairman, President and Chief Executive Officer Martin Zorn Executive Vice President, Chief Operating and Chief Financial Officer Preparing for the Turn

Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) the impact of current economic conditions, including disruptions in the housing and credit markets, either national or in the markets in which Integra does business; (2) changes in the interest rate environment that reduce net interest margin; (3) charge-offs and loan loss provisions; (4) the ability of Integra to maintain required capital levels and adequate sources of funding and liquidity; (5) the impact of problems affecting issuers of investment securities Integra holds (6) changes and trends in capital markets; (7) competitive pressures among depository institutions that increase significantly; (8) effects of critical accounting policies and judgments; (9) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (10) legislative or regulatory changes or actions, or significant litigation that adversely affect Integra or the business in which Integra is engaged; (11) ability to attract and retain key personnel; (12) ability to secure confidential information through the use of computer systems and telecommunications network; and (13) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity, and other factors described in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports. Safe Harbor Statement

Table of Contents Overview Strategy and Performance 2nd Quarter Results Shareholder Return Conclusion and Closing Remarks Appendix 4 - 5 6 - 20 21 - 22 23 - 26 27 - 29 30 - 40

As of June 30, 2008 Integra Bank N.A. Total Assets: $3.40 Billion Total Loans: $2.41 Billion Total Deposits: $2.32 Billion Number of Branches: 80 Number of ATMs: 136 Employees: 868 Overview - Integra Franchise

Experienced Management Team Name Age Title Previous Experience Hired Michael T. Vea 49 Chairman, President and Bank One, Cincinnati 1999 Chief Executive Officer Star Bank Martin M. Zorn 52 Executive Vice President Wachovia Bank 2001 Chief Operating and Chief Financial Officer Raymond D. Beck 52 Executive Vice President National City Corp. 2006 Chief Credit and Risk Officer Star / Firstar / US Bank Roger D. Watson 55 Executive Vice President Star / Firstar / US Bank 2003 Division Mgr. / CRE Roger M. Duncan 55 Executive Vice President Integra Bank 1985 Retail and Community Market Manager Bradley M. Stevens 67 Executive Vice President Prairie Bank and Trust 2007 President and CEO Long-time Chicago Banker Chicago Region

Strategy for 2008-2010 "Preparing for the Turn"

Strategic Priorities Priorities Initiatives Insure adequate capital and - Continue solid deposit Liquidity growth - Controlled loan growth Reasonable Credit Losses - Actively manage loan portfolio Improve Operating Leverage - Continue measurement and accountability

Strategic Priorities Priorities Initiatives Acquire more customers and - Continue HPC and Do more with them HPBC Success - Deposit Initiatives - HPC II Coming Soon - Hire Teams Margin - Neutral IRR position

Drivers and Drags to Earnings Loan Growth Low Cost Deposit Growth Credit Costs NIM Operating Leverage Capital & Dividend Actions

Commercial Real Estate Two Experienced Niche Businesses Focus is on relatively short-term construction lending in footprint Commercial Real Estate Line of Business: Cincinnati, Cleveland, Columbus, Louisville, Nashville Diversified portfolio with experienced lenders and developers $675mm portfolio NPL ratio at 6/30 0.87% Gross c/o ytd $0 Chicago Real Estate Single-family, single-family rental and construction Affordable price points, In-city development, rehab and renovation $377mm portfolio NPL ratio at 6/30 8.63% Gross c/o ytd $653K or 0.35%

Wtd. Avg. FICO Score: 733 Wtd. Avg. FICO Score: 699 Total Loans & Leases: $2.41B YTD Loan Yield: 6.30% As of June 30, 2008 High Quality - Diversified Loan Portfolio

CRE Balances by Type and Area Non Owner Occupied As of June 30, 2008 ($ in 000s) Well Diversified Portfolio Sum of Bank Balances $1,025,037

Credit Trends Increase in NPL's continue to be concentrated in residential construction portfolios Losses continue to be concentrated in smaller C&I, indirect marine and RV and in overdraft charge-offs Collateral values continue to hold up well Delinquencies are rising but still manageable in the consumer and commercial loan portfolios Detail listed in Appendix

Margin Performance Improvement Improve Earnings Assets Mix Reduced level of investments Increased percentage of Commercial Loans Improve Loan Mix Improve Deposit Mix Stable outlook

Margin 8 Quarter History Short Term Asset Sensitivity

Deposit and Fee Strategy Acquire New Customers Checking account is foundation of relationship High Performance Checking (HPC) High Performance Business Checking Deposit Initiatives introduced in early 2008 are making an impact HPC II in Development Competitive Product Set Build in-house or private label best in class Service Differentiation

Growth Results: Checking Account And Service Charge Growth Focused on driving core checking account growth - key to the customer relationship Service charges are an additional benefit of increased checking account openings Avg Y/YGrowth = 7.0% Avg Y/YGrowth = 10.7%

Growth Results: Non Interest Income Growth Debit Card income is up 29.3% from 2Q07 Growth from 2Q07 = 29.3%

Commercial Banking Results: Recruited proven teams with strong track records Several New Small Business Managers hired over last 12 months Hired new Indiana Commercial Manager in 2007 Hired Evansville Commercial Manager 3Q 2007 Hired new manager of Treasury Management in 2Q 2007 Hired Chicago Commercial Manager and several new lenders second half of 2007 Cincinnati Commercial Team in mid-2006 CRE Team in 2003

Commercial Loans Growth Strategy: Results Commercial Growth

Second Quarter Results

Second Quarter Results Diluted net loss per share of $0.04, $0.19* without OTTI Margin increased 20 bps to 3.43% Solid Low Cost Deposit Growth - 21% annualized Reasonable credit losses - 48 bps annualized Allowance for loan losses of $31.8 million or 1.32% of loans Non-performing loans of $50.5 million or 2.09% of loans with 67% in Chicago residential builder portfolio Deposit Service Charges increased 7.7% from first quarter Non interest expense flat * Non-GAAP Reconciliation listed in Appendix

Shareholder Return

Shareholder Return Capital Management Target returning 35-70% of earnings to shareholders depending on growth opportunities: Organic Growth Market Expansion Dividends Share Repurchase Dividend policy - payout 35-50% of earnings Declared dividend of $0.18 on June 18, 2008

As of July 23, 2008 Note: Peer group consists of the following: AMFI, BUSE, CHCO, CHFC, CTBI, FFBC, FMBI, FPFC, FRME, HTLF, IBCP, MBFI, MBHI, MSFG, ONB, OSBC, PRK, RBCAA, SRCE, THFF, UBSI, WSBC Shareholder Return IBNK Price Performance Opportunity for Price to Earnings multiple expansion

Attractive Relative Value As of July 23, 2008 Price Price / per Share Price / Tangible Price to Price to Dividend 7/23/2008 Book Book 2008e EPS 2009e EPS Yield IBNK 10.22 63.76 107.13 8.45 7.30 7.05 Median of Midwest Peers (1) 118.30 175.82 13.24 11.14 4.26 Premium/(Discount) to Median (46.11%) (39.07%) (36.19%) (34.48%) 65.39% Price Price / per Share Price / Tangible Price to Price to Dividend 7/23/2008 Book Book 2008e EPS 2009e EPS Yield IBNK 10.22 63.76 107.13 8.45 7.30 7.05 Median of National Peers (2) 110.88 163.07 12.95 11.26 3.23 Premium/(Discount) to Median (42.50%) (34.31%) (34.78%) (35.16%) 118.40% Source: SNL Financial. Data as of July 23, 2008. EPS estimates are Thomson First Call median estimates. (2) National peers include US public banks with assets between $2B and $10B Pricing Ratios (1) Midwest peers include AMFI, BUSE, CHCO, CHFC, CTBI, FFBC, FMBI, FPFC, FRME, HTLF, IBCP, MBFI, MBHI, MSFG, ONB, OSBC, PRK, RBCAA, SRCE, THFF, UBSI, WSBC

Conclusion Focus is on improving Credit, Capital and Liquidity. Growing our Retail and Business customer base faster than our underlying market growth. Transforming our Balance Sheet and market demographic mix. Improving our Margin and Operating Leverage. Positioning for the Turn.

Questions and Answers

Preparing for the Turn

Appendix

Diversified CRE Portfolio Non Owner Occupied Loans by Type and State as of June 30, 2008

Loan Delinquency by Classification Type Footnotes for Residential Mortgage * 31 day reporting issue * no longer servicing in-house mortgage loans

Loan Delinquency by Classification Type

Total Securities Portfolio As of June 30, 2008 Base % of Book Book Book 6/30/2008 Gain/ Summary: Total Value Yield Value Mark (Loss) CMO's (Agency) 41.4% 251,422,623 4.55 100.090 97.798 (5,751,766) CMO's (Private Label) 6.4% 38,703,794 4.69 99.803 93.100 (2,528,164) MBS's (Agency) 23.7% 143,702,778 4.67 100.163 100.296 207,681 Trust Preferred & Corporates 7.1% 42,892,253 5.40 87.243 74.661 (6,185,837) Subtotal 78.6% 476,721,448 4.67 98.780 95.806 (14,258,086) Municipal 15.6% 94,615,263 4.70 97.299 99.633 2,139,875 Other * 5.8% 35,482,338 4.85 100.000 100.000 (61,056) Subtotal 21.4% 130,097,601 4.74 97.966 99.724 2,078,819 Total Investment Portfolio 100.0% 606,819,049 4.69 98.608 95.087 (12,179,267) Net Unrealized Gain/(Loss) (12,179,267) Aggregate Gains 3,467,579 Aggregate Losses (15,646,846) Net Gain/(Loss) % of Book Value -2.01% * Other includes $29,180,721 of regulatory stock

Sector Allocation As of June 30, 2008 Includes regulatory stock Total Investment Portfolio Book Value - $607M

Investment Portfolio Credit Quality As of June 30, 2008 Includes regulatory stock Total Investment Portfolio - $607M

Margin Room For Continued Improvement From Changing Our Asset Mix 2Q08 - $2.98B Total Loans and Securities / $3.40B Total Assets * Does not include regulatory stock

Margin Room For Continued Improvement In Our Deposit Mix 2Q08 - $2.32B Total Deposits

Reconciliation of Non-GAAP Earnings Three Months Ended June 30, 2008 Diluted EPS before OTTI 0.19 Impact of OTTI adjustment of $6,302 (0.23) Diluted EPS (as reported) (0.04)

For more information: Visit our website, www.integrabank.com Listen to our web casts to follow our progress Call us with questions: Mike Vea, our CEO at (812) 464-9604 Martin Zorn, our CFO at (812) 461-5794 Thank You